EXHIBIT 32
               WRITTEN STATEMENT OF CHIEF EXECUTIVE OFFICER
    AND CHIEF FINANCIAL OFFICER FURNISHED PURSUANT TO SECTION 906
     OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)
        AND FOR THE PURPOSE OF COMPLYING WITH RULE 13a-14(b)
              OF THE SECURITIES EXCHANGE ACT OF 1934

The undersigned, the Chief Executive Officer and the Chief Financial Officer of MacDermid, Incorporated (the "Corporation"), respectively, each hereby certifies that to his knowledge on the date hereof:

a) the Annual Report on Form 10-K of the Corporation for the year ended December 31, 2003, filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date:  September 28, 2004                 /s/ Daniel H. Leever
       --------------                     --------------------
       for the amended form 10-K/A       Name: Daniel H. Leever
       certifying the report as of     Title: Chairman, President and
       March 15, 2004, date of             Chief Executive Officer
       original filing

Date:  September 28, 2004              / s / Gregory M. Bolingbroke
       --------------                   ----------------------------
       for the amended Form 10-K/A       Name: Gregory M. Bolingbroke
       certifying the report as of    Title: Senior Vice President, Finance
       March 15, 2004, date of
       original filing



A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Corporation and will be retained by the Corporation and furnished to the Securities and Exchange Commission or its staff upon request.